UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 16, 2015

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

660 Madison Avenue, Suite 1700
New York, New York	10065
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 16, 2015, SIGA Technologies, Inc., a Delaware corporation (“SIGA”), issued a press release announcing that it has filed a notice of appeal from the judgment of the Delaware Court of Chancery (the “Court of Chancery”) awarding PharmAthene, Inc. (“PharmAthene”) expectation damages.

On January 15, 2015, the Court of Chancery entered a judgment awarding PharmAthene a lump sum of $113,116,985 plus prejudgment interest, costs and fees.  The total amount of the judgment is $194,649,041.74.

While SIGA believes it has strong grounds on which to base its appeal, no assurance can be given that its appeal will be successful.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 16, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: January 16, 2015